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                                                                    Exhibit 10.3


February 21, 2002


ING (U.S.) Capital LLC
1325 Avenue of the Americas
New York, NY 10019
Attention: Bob Fellows

MCM Capital Group, Inc.
5775 Roscoe Court
San Diego, California 92123
Attention: Carl C. Gregory, III

                                LETTER AGREEMENT

Ladies and Gentlemen:

         We refer (i) to that certain Purchase Agreement, dated as of February 21, 2002 (the "Purchase Agreement"), between MCM Capital Group, Inc., a Delaware corporation (the "Company") and the purchasers identified therein as "Purchasers" (the "Purchasers"), provid ing for the issuance and sale by the Company to the Purchasers of shares of Convertible Preferred Stock (as such term is defined in the Purchase Agreement) and (ii) to that certain Note Purchase Agreement, dated as of January 12, 2000, between the Company and ING (U.S.) Capital LLC (as amended through the date hereof, including, without limitation, by Amendment No. 2, the "Note Agreement"), pursuant to which the Company has issued certain notes (the "Notes") to the purchasers thereof.

         In connection with the execution of the Purchase Agreement and in order to induce the holders of the Notes to enter into Amendment No. 2 to the Note Agreement, the Purchasers agree for the benefit of the holders of the Notes that, until such time as the Notes are indefeasibly paid in full in cash, no dividend shall be paid in cash to any holder of Convertible Preferred Stock if the payment of such dividend would be prohibited by the terms of Note Agreement. Each Purchaser and the Company further agrees (i) that if such Purcha ser receives any cash payment in contravention of the foregoing restriction, the Company will take such action as may be necessary to rescind such cash dividend to the extent of the ING Payment Amount (as hereinafter defined) so that such rescinded portion of such dividend shall be treated as if it had never been declared or paid and such Purchaser shall remit to the holders of the Notes (and the Company hereby irrevocably instructs such Purchaser to remit to the holders of the Notes), such portion of the cash payment received that would otherwise have been payable to ING (US) Capital LLC in accordance with Section 6.2.5 of the Note Agreement as if a dividend payment had been made in the amount of the unrescinded dividend (the "ING Payment Amount") and (ii) to severally provide written notice to ING (US) Capital LLC of its receipt of any cash dividend payment made in respect of its Convertible Preferred Stock.

         This Letter Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof. This Letter Agreement may be executed in two or more counterparts, each of which will be an original, but together will constitute a single document.

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MCM Capital Group, Inc.                 2                     February 21, 2002


         This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         If you are in agreement with the foregoing, please so indicate by signing a copy of this letter agreement in the space provided below.

                                       Sincerely,



                                       MADISON WEST ASSOCIATES CORP.



                                       By:/s/ Francis T. McCarron
                                          -----------------------------------
                                       Name: Francis T. McCarron
                                       Its: Senior Vice President

                                       C.P. INTERNATIONAL INVESTMENTS LTD.

                                       By: /s/ David Barnett
                                          -----------------------------------
                                       Name: David Barnett
                                       Its:  Director


                                       ROBERT MICHAEL WHYTE

                                       /s/ Neville Joel Katz
                                       -----------------------------------
                                       Signed by Neville Joel Katz, Power of
                                       Attorney for Robert Michael Whyte

                                       THE PELTZ FAMILY LIMITED PARTNERSHIP

                                       By: /s/ Nelson Peltz
                                          -----------------------------------
                                          Name:  Nelson Peltz
                                          Title:    General Partner

                                       JONATHAN P. MAY 1998 TRUST

                                       By: /s/ Peter W. May
                                          -----------------------------------
                                          Name: Peter W. May
                                          Title: Co-Trustee

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MCM Capital Group, Inc.                3                      February 21, 2002


                                       LESLIE A. MAY 1998 TRUST

                                       By: /s/ Peter W. May
                                          -----------------------------------
                                            Name: Peter W. May
                                            Title: Co-Trustee

                                       ERIC D. KOGAN

                                       /s/ Eric D. Kogan
                                       ----------------------------------------


                                       JOHN L. BARNES, JR.

                                       /s/ John L. Barnes, Jr.
                                       ----------------------------------------


                                       JARRETT POSNER

                                       /s/ Jarrett Posner
                                       ----------------------------------------

                                       BRIAN L. SCHORR

                                       /s/ Brian L. Schorr
                                       ----------------------------------------

                                       STUART I. ROSEN

                                       /s/ Stuart I. Rosen
                                       ----------------------------------------

                                       ALEX LEMOND

                                       /s/ Alex Lemond
                                       ----------------------------------------

Accepted and Agreed:

MCM Capital Group, Inc.

By /s/ Robin R. Pruitt
   ----------------------
   Senior V.P.

ING (U.S.) Capital LLC

By
   ----------------------